UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 15, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

FEDERAL	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, New York 11201
(Address of principal executive offices)

(718) 855-8500
(Registrant’s telephone number, including area code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On June 15, 2011, Brooklyn Federal Bancorp, Inc. (the “Company”) issued its audited consolidated financial statements for the year ended September 30, 2010.  A copy of the Company’s audited consolidated financial statements for the year ended September 30, 2010 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01                      Other Events.

Attached as Exhibit 99.3 to this Report and incorporated herein by reference is a discussion of certain risks associated with the Company’s operations.

Item 9.01                      Financial Statements and Exhibits.

The following exhibits are being furnished with this Report:

Exhibit 99.1 – Consolidated Statements of Financial Condition for the year ended September 30, 2010.

Exhibit 99.2 – Report of Crowe Horwath LLP dated June 15, 2011 (included in Exhibit 99.1).

Exhibit 99.3 – Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 17, 2011	BROOKLYN FEDERAL BANCORP, INC.

	By:	/s/ Gregg J. Wagner
Gregg J. Wagner
President and Chief Executive Officer